                                                                      EXHIBIT 15

            THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Director and Chairman of the Board of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Ten for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June
1999.

                                        /s/Michael A. Carpenter
                                        Director and Chairman of the Board
                                        The Travelers Life and Annuity Company

            THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, J. ERIC DANIELS of Farmington, Connecticut, Director, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Ten for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June
1999.

                                        /s/ J. Eric Daniels
                                        Director, President and Chief Executive
                                          Officer
                                        The Travelers Life and Annuity Company

            THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, JAY S. BENET of West Hartford, Connecticut, a director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Ten for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June
1999.

                                        /s/ Jay S. Benet
                                        Director, Senior Vice President,
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Controller
                                        The Travelers Life and Annuity Company

            THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, GEORGE C. KOKULIS of Simsbury. Connecticut, a director and Senior Vice President of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Ten for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June
1999.

                                        /s/ George C. Kokulis
                                        Director and Senior Vice President
                                        The Travelers Life and Annuity Company

            THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, ROBERT I. LIPP of Scarsdale, New York, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Ten for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June
1999.

                                        /s/ Robert I. Lipp
                                        Director
                                        The Travelers Life and Annuity Company

            THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a director, Senior Vice President and General Counsel of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Ten for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June
1999.

                                        /s/ Katherine M. Sullivan
                                        Director, Senior Vice President and
                                        General Counsel
                                        The Travelers Life and Annuity Company

            THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, MARC P. WEILL of New York, New York, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Ten for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June
1999.

                                        /s/ Marc P. Weill
                                        Director
                                        The Travelers Life and Annuity Company